Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), of 15,500,000 additional shares (subject to adjustment) of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (the “Amended and Restated 2008 Stock Plan”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and issued by the Company pursuant to the Amended and Restated 2008 Stock Plan, to be filed with the United States Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 2nd day of May, 2013.

/s/ Charles R. Crisp
Charles R. Crisp

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), of 15,500,000 additional shares (subject to adjustment) of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (the “Amended and Restated 2008 Stock Plan”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and issued by the Company pursuant to the Amended and Restated 2008 Stock Plan, to be filed with the United States Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 29th day of April, 2013.

/s/ James C. Day
James C. Day

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), of 15,500,000 additional shares (subject to adjustment) of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (the “Amended and Restated 2008 Stock Plan”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and issued by the Company pursuant to the Amended and Restated 2008 Stock Plan, to be filed with the United States Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 2nd day of May, 2013.

/s/ H. Leighton Steward
H. Leighton Steward

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), of 15,500,000 additional shares (subject to adjustment) of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (the “Amended and Restated 2008 Stock Plan”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and issued by the Company pursuant to the Amended and Restated 2008 Stock Plan, to be filed with the United States Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 2nd day of May, 2013.

/s/ Donald F. Textor
Donald F. Textor

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the registration by EOG Resources, Inc., a Delaware corporation (the “Company”), of 15,500,000 additional shares (subject to adjustment) of the Common Stock, $.01 par value per share, of the Company (the “Common Stock”), to be offered and issued by the Company from time to time pursuant to the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (the “Amended and Restated 2008 Stock Plan”), the undersigned director of the Company hereby constitutes and appoints Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file one or more registration statements on Form S-8 relating to such shares of Common Stock to be offered and issued by the Company pursuant to the Amended and Restated 2008 Stock Plan, to be filed with the United States Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 2nd day of May, 2013.

/s/ Frank G. Wisner
Frank G. Wisner